                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003


                                  TIFFANY & CO.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                1-9494                                 13-3228013
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
            incorporation)                                                                     Number)


           727 FIFTH AVENUE, NEW YORK, NEW YORK                                                  10022
         (Address of principal executive offices)                                              (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000

Item 12. Results of Operations and Financial Condition.

         On August 13, 2003 the Company issued a press release that reported increases of 18% in net sales and 26% in net earnings in its second quarter ended July 31, 2003. Net earnings were 28 cents per share on a diluted basis, versus 22 cents a year ago. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.
























































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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY: /s/ James N. Fernandez
                                          --------------------------------------
                                          James N. Fernandez
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (principal financial officer)



Date: August 13, 2003